nited states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Ste 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Spectrum Low Volatility Fund
Spectrum Advisors Preferred Fund

Annual Report
September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.thespectrum funds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investor Information: 1-866-862-9686

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Spectrum Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Ceros Financial Services, Inc.
Member FINRA

November 25, 2019

Dear Shareholders:

This annual report for the Spectrum Funds covers the period from October 1, 2018 – September 30, 2019. The Spectrum Low Volatility Fund, a non-traditional bond fund, returned +5.12% for the period, while the Fund’s primary benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Total Return Index, rose by +3.44% for the same time. The Fund’s secondary benchmark, a customized index composed of a 50% weighting of the Barclays U.S. High Yield Very Liquid Total Return Index and a 50% weighting of the S&P Leveraged Loan 100 Total Return Index returned +5.19% for the twelve months.

The Fund’s active management style rotates into credit sectors performing well during specific markets to avoid losses and to lower volatility. These sectors may include government, high yield, mortgage-backed, municipal, floating senior rate, and asset-backed securities. April proved to be a strong month for credit overall, as the previously outperforming rate-sensitive areas began to lag slightly, handing off the baton to higher beta, credit- sensitive assets. Investors gravitated toward the perceived safety of US Treasuries and investment grade corporate bonds during May as fears of a global slowdown grew. Economically sensitive areas, such as high yield bonds, corrected recent gains as bank loan and floating rate lost momentum and settled in consolidating trading ranges. The Fund took defensive measures, sharply reducing exposure to high yield and floating rate issues. As fears from May faded away, positions within high yield bonds were rapidly expanded early in June. Dovish rhetoric from the Federal Reserve mid-month helped to further buoy asset prices, as high yield and equity markets began to price in the chance of potential rate cut. Fund exposure rotated modestly away from municipal bonds, as momentum flattened, and into sectors with greater potential upside return such as emerging market bonds, as well as tactical trades within the treasury space throughout the month.

On the heels of a strong June, many of the bond categories consolidated gains during July. The Sub-advisor made tactical trades in high yield, and took additional positions in senior loans as well as preferreds in July. Heightened tariff fears and Federal Reserve policy led to markets falling sharply at the beginning of August. The Fund quickly deleveraged in response, particularly its high yield positions. Throughout the month, high yield proved to be more defensive when compared to equities, falling less and eking out gains for August versus the losses seen in most equity indices. Volatility generally declined in September vis-à-vis the previous month. High yield funds performed strongly in the beginning of the month, and the Sub-advisor increased allocations to that asset class proportionately. As senior loans began to recover from their lows, the Sub-advisor added exposure in that asset class as well. Ongoing weakness within the municipal bond markets were hedged out in the latter part of the month to reduce the impact on the Fund. As political news dominated the headlines, depressing the markets, the Sub-advisor quickly reduced the Fund’s exposure to risk-on bonds. The Sub-advisor used total futures as well as total return swaps on mutual funds and ETF’s to execute a portion of its strategy.

The Spectrum Advisors Preferred Fund returned +2.89% for the year ending September 30, 2019. The Fund’s benchmark is the S&P 500 Total Return Index which also posted a return of 4.25% for the same period. A customized benchmark comprised of a 60% weighting of the NYSE Composite Index and a 40% weighting of the Bloomberg Barclays U.S. Aggregate Bond Index returned +5.34% for the period. The Fund is designed to provide lower volatility equity exposure while limiting potential losses. The Sub-advisor used futures and total return swaps on mutual funds and ETF’s to execute a portion of its strategy during the period.

The Spectrum Market Environment Model shifted to a bull environment during February. The three market conditions the Sub-advisor uses to help determine trading strategies and risk exposure to equities are Bullish, Bearish and Transitional. In making its assessment, the Sub-advisor employs a combination of 1) momentum and moving averages of major equity indexes; 2) the Weekly Directional Movement Index, which defines the quality of the trend; 3) Negative Leadership Composite as defined by InvesTech Research, LLC; and 4) Spectrum’s high yield bond signal, which gives insight into the health of the economy.

The shift to a bull market environment set the stage for more aggressive positioning within the portfolio for March, but a few warning flags in April reduced exposure slightly although the Fund still remained in a solidly bullish stance. Domestic equity markets corrected during May after many of the major indexes began the month near year-to-date highs. Fear began to roll through the equity markets as investors shifted from looking for a quick resolution to trade tariffs, toward a more drawn out battle that might have deeper impacts to the global economy. As the weakness impacted the charts, Spectrum’s Market Environment Model shifted to a transition environment. Transition periods often have volatile trading ranges prior to upside or downside resolution. As a general rule, exposures within the Fund adjust to this environment through quicker entries and exits as signals dictate. Domestic equity markets gained ground in June, with the S&P 500 Index briefly trading in year-to-date new high territory before settling into a consolidation pattern. Investors seemed encouraged at the prospects of a more accommodating stance by the Federal Reserve, offsetting the ongoing concerns of the trade tariffs. Spectrum’s Market Environment Model shifted back to a bullish environment.

Equity markets displayed divergences in July. During the first half of the month, large-caps performed well while small- and mid-caps languished. Modest rotation was seen during the second half of the month as small- and mid-caps edged higher at a faster pace than large caps. On the final day of the month, however, equity markets contracted on the heels of a Federal Reserve rate cut. While the 25 basis point cut was widely expected, some investors were looking for an even greater cut. Throughout the month, the Sub-advisor positioned the Fund aggressively to take advantage of the bull market, but by mid-month, it tempered exposure due to a growing list of extremes in sentiment and other technical indicators. Early in August, equity markets sharply retreated; then traded in wide choppy ranges for the remainder of the month. Despite posting losses, large-caps were the most resilient while small-caps were laggards. Foreign markets also performed poorly with developed markets containing losses better than emerging markets. Global trade uncertainty, punctuated by tweets and retaliatory rhetoric, had investors on the defensive but not fully bearish. The Sub- advisor had moderated its investment approach since July not to be too bullish, but also not to be too bearish. During the first half of September, equity markets worked higher, and then struggled with resistance near the summer highs. Large-cap stocks led the way during the summer, leaving small- and mid-caps as well as foreign markets as laggards. This theme flipped in the latter part of September. Despite the choppy trading ranges in late August and early September, technical internals improved prompting the Sub-advisor to increase equity exposure in the Fund.

Both funds are actively managed giving the Sub-advisor a tool to limit volatility through flexible allocations. Thank you for your investment in the Funds. Please visit the website www.thespectrumfunds.com at any time for information regarding the Funds.

Spectrum Financial Services, Inc.	Advisors Preferred, LLC

Sub-advisor to the Funds	Advisor to the Funds

Spectrum Low Volatility Fund
Portfolio Review (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmarks:

		Annualized
	One Year	Five Year	Since Inception **
Spectrum Low Volatility Fund - Investor Class	5.12%	6.40%	5.85%
S&P/LSTA Leveraged Loan 100 Index.***	3.44%	3.58%	3.39%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 1, 2019 is 3.13% for the Investor Class. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is December 16, 2013.

***	The S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leverage loan market.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2019

Portfolio Composition as of September 30, 2019 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
Debt Funds	32.0%
Money Market Funds	49.0%
Other Assets Less Liabilities	19.0%
100.0%

* The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Spectrum Advisors Preferred Fund
Portfolio Review (Unaudited)
September 30, 2019

The Fund’s performance figures* for the periods ended September 30, 2019, as compared to its benchmark:

		Annualized
	One Year	Three Years	Since Inception **
Spectrum Advisors Preferred Fund - Investor Class	2.89%	9.67%	6.11%
S&P 500 Total Return Index ***	4.25%	13.39%	10.50%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Spectrum Advisors Preferred Fund’s Investor Class shares are subject to a gross annual operating expense ratio of 2.40%, as per the February 1, 2019 Investor Class prospectus. The gross expense ratio shown above does not tie to the financial highlights in the annual report due to acquired funds fees. For performance information current to the most recent month-end, please call 1-866-862-9686.

**	Inception date is June 1, 2015.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Since Inception through September 30, 2019

Portfolio Composition as of September 30, 2019 (Unaudited)

Holdings by Type of Investment:	% of Net Assets *
Equity Funds	65.7%
Money Market Funds	27.7%
Other Assets Less Liabilities	6.6%
100.0%

* The portfolio composition detailed above does not include derivative exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Spectrum Low Volatility Fund
Portfolio of Investments
September 30, 2019

Shares		Value
	MUTUAL FUNDS - 32.00%
	DEBT FUNDS - 32.00%
772,217	AlphaCentric Income Opportunities Fund - Class I	$9,946,154
1,058,571	BlackRock High Yield Bond Portfolio - Institutional Class	8,129,831
2,499,227	Wells Fargo High Yield Bond Fund - Institutional Class	8,222,455
	TOTAL MUTUAL FUNDS (Cost - $26,289,800)	26,298,440

	SHORT-TERM INVESTMENTS - 49.03%
	MONEY MARKET FUNDS - 49.03%
20,152,277	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.86% (a)	20,152,277
20,152,277	First American Government Obligations Fund -Class Z - 1.83% (a)	20,152,277
	TOTAL SHORT-TERM INVESTMENTS (Cost - $40,304,554)	40,304,554

	TOTAL INVESTMENTS - 81.03% (Cost - $66,594,354)	$66,602,994
	OTHER ASSETS LESS LIABILITIES - 18.97%	15,592,427
	NET ASSETS - 100.0%	$82,195,421

(a)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

TOTAL RETURN SWAPS
						Unrealized
		Notional Amount at		Termination		Appreciation
Number of Shares	Reference Entity	September 30, 2019	Interest Rate Payable (1)	Date	Counterparty	(Depreciation)
1,499,379	AlphaCentric Income Opportunities Fund	$19,312,002	3-Mth USD_LIBOR plus 125 bp	1/25/2022	BRC	$—
2,116,883	BlackRock High Yield Bond Portfolio	16,257,661	3-Mth USD_LIBOR plus 125 bp	6/30/2022	BRC	—
94,500	iShares iBoxx High Yield Corporate Bond ETF	8,237,565	1-Mth USD_LIBOR plus 55 bp	4/20/2020	CS	52,100
222,200	iShares Preferred and Income Securities ETF	8,339,166	1-Mth USD_LIBOR plus 55 bp	4/20/2020	CS	47,615
646,794	Nuveen High Yield Municipal Bond Fund	11,629,356	3-Mth USD_LIBOR plus 125 bp	6/30/2022	BRC	—
1,079,274	Semper MBS Total Return Fund	11,321,584	3-Mth USD_LIBOR plus 125 bp	6/30/2022	BRC	—
149,800	SPDR Bloomberg Barclays High Yield Bond ETF	16,289,252	1-Mth USD_LIBOR plus 55 bp	4/20/2020	CS	(75,421)
						$24,294

BRC - Barclays Capital Inc.

CS - Credit Suisse Securities (Europe) Limited

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Portfolio of Investments
September 30, 2019

Shares		Value
	MUTUAL FUNDS - 65.68%
	EQUITY FUNDS - 65.68%
44,413	Akre Focus Fund - Institutional Class	$2,015,886
283,935	Fidelity Focused High Income Fund	2,504,309
46,380	Polen Growth Fund - Institutional Class	1,466,993
61,193	Virtus KAR Small-Cap Growth Fund - Class I	2,342,452
	TOTAL MUTUAL FUNDS (Cost - $6,858,066)	8,329,640

	SHORT-TERM INVESTMENTS - 27.75%
	MONEY MARKET FUNDS - 27.75%
1,759,862	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.86% (a)	1,759,862
1,759,862	First American Government Obligations Fund - Class Z - 1.83% (a)	1,759,862
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,519,724)	3,519,724

	TOTAL INVESTMENTS - 93.43% (Cost - $10,377,790)	$11,849,364
	OTHER ASSETS LESS LIABILITIES - 6.57%	832,619
	NET ASSETS - 100.0%	$12,681,983

(a)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019

OPEN FUTURES CONTRACTS
				Unrealized
Number of			Notional Amount at	Appreciation /
Contracts	Open Long Futures Contracts	Expiration	September 30, 2019	(Depreciation)
16	E-Mini Russell 2000 Index	Dec-19	$1,220,000	$(49,920)
14	NADSAQ 100 E-mini Index	Dec-19	2,175,740	23,805
26	S&P 500 E-Mini Index	Dec-19	3,872,050	16,375
11	S&P Mid 400 E-mini Index	Dec-19	2,131,800	(3,680)
	TOTAL FUTURES CONTRACTS			$(13,420)

TOTAL RETURN SWAPS
Number of		Notional Amount at		Termination		Unrealized
Shares	Reference Entity	September 30, 2019	Interest Rate Payable (i)	Date	Counterparty	Appreciation
26,100	iShares Preferred and Income Securities ETF	$979,533	1-Mth USD_LIBOR plus 55 bp	11/6/2020	CS	$5,632

CS - Credit Suisse Securities (Europe) Limited

ETF - Exchange Traded Fund

LIBOR - London Interbank Offered Rate

(i)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Spectrum Funds
Statements of Assets and Liabilities
September 30, 2019

	Spectrum Low	Spectrum Advisors
	Volatility Fund	Preferred Fund
ASSETS
Investment securities:
At cost	$66,594,354	$10,377,790
At value	$66,602,994	11,849,364
Segregated cash - Collateral for swaps	12,600,000	390,000
Deposit with broker for swaps	2,412,506	—
Deposit with broker for futures	298,801	489,326
Dividend and interest receivable	23,784	3,671
Receivable for swaps	828,152	—
Unrealized appreciation on swaps	99,715	5,632
Unrealized appreciation on futures	—	40,180
Prepaid expenses	5,361	18,155
TOTAL ASSETS	82,871,313	12,796,328

LIABILITIES
Payable for swaps	424,621	—
Investment advisory fees payable	145,838	15,834
Unrealized depreciation on swaps	75,421	—
Unrealized depreciation on futures	—	53,600
Payable for Fund shares redeemed	24,469	44,000
Shareholder servicing fees payable	5,543	911
TOTAL LIABILITIES	675,892	114,345
NET ASSETS	$82,195,421	$12,681,983

NET ASSET VALUE
Net Assets	82,195,421	12,681,983
Shares of beneficial interest outstanding	3,783,951	536,536
Net asset value, Offering and Redemption Price Per Share (Net Assets ÷ Shares Outstanding)	$21.72	$23.64

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$79,875,421	$11,484,957
Accumulated earnings	2,320,000	1,197,026
NET ASSETS	$82,195,421	$12,681,983

See accompanying notes to financial statements.

Spectrum Funds
Statements of Operations
For the Year Ended September 30, 2019

	Spectrum Low	Spectrum Advisors
	Volatility Fund	Preferred Fund
INVESTMENT INCOME
Dividends	$1,159,026	$162,044
Interest	768,007	62,548
TOTAL INVESTMENT INCOME	1,927,033	224,592

EXPENSES
Investment advisory fees	1,583,188	176,215
Shareholder servicing fees	22,091	3,521
Administration expenses (Note 5)	261,529	35,749
TOTAL EXPENSES	1,866,808	215,485

NET INVESTMENT INCOME	60,225	9,107

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	2,034,686	66,812
Swaps	2,143,490	51,379
Futures	(81,444)	(332,874)
Distributions received from underlying investment companies	—	62,395
TOTAL NET REALIZED GAIN (LOSS)	4,096,732	(152,288)

Net change in unrealized appreciation (depreciation) on:
Investments	(509,736)	640,008
Swaps	(123,802)	(2,590)
Futures	—	(96,098)
TOTAL NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(633,538)	541,320

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,463,194	389,032

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,523,419	$398,139

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$60,225	$71,538
Net realized gain from security transactions, swaps, and futures contracts	4,096,732	992,789
Net change in unrealized (depreciation) of investments, swaps and futures contracts	(633,538)	(406,120)
Net increase in net assets resulting from operations	3,523,419	658,207

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(3,086,530)
From net realized gains	—	(1,354,124)
Total distributions paid*	(2,246,066)	—
Net decrease in net assets from distributions to shareholders	(2,246,066)	(4,440,654)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	22,054,592	24,283,750
Net asset value of shares issued in reinvestment of distributions	2,062,027	3,627,355
Payments for shares redeemed	(9,923,138)	(22,716,746)
Net increase in net assets from shares of beneficial interest	14,193,481	5,194,359

TOTAL INCREASE IN NET ASSETS	15,470,834	1,411,912

NET ASSETS
Beginning of Year	66,724,587	65,312,675
End of Year **	$82,195,421	$66,724,587

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment income of $1,220,803 as of September 30, 2018.

SHARE ACTIVITY
Shares Sold	1,024,682	1,131,178
Shares Reinvested	98,590	169,661
Shares Redeemed	(464,516)	(1,067,582)
Net increase in shares of beneficial interest outstanding	658,756	233,257

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,107	$(59,483)
Net realized gain (loss) from security transactions, swaps and futures contracts	(214,683)	345,545
Distibutions from underlying investment companies	62,395	—
Net change in unrealized appreciation of investments, swaps and futures contracts	541,320	721,338
Net increase in net assets resulting from operations	398,139	1,007,400

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(99,202)
From net realized gains	—	(207,303)
From return of capital	(92,632)	—
Total distributions paid*	(301,785)	—
Net decrease in net assets from distributions to shareholders	(394,417)	(306,505)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	2,045,224	4,708,401
Net asset value of shares issued in reinvestment of distributions	394,417	305,029
Payments for shares redeemed	(1,188,460)	(1,637,544)
Net increase in net assets from shares of beneficial interest	1,251,181	3,375,886

TOTAL INCREASE IN NET ASSETS	1,254,903	4,076,781

NET ASSETS
Beginning of Year	11,427,080	7,350,299
End of Year **	$12,681,983	$11,427,080

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment loss of $47,711 as of September 30, 2018.

SHARE ACTIVITY
Shares Sold	92,155	203,560
Shares Reinvested	18,098	13,939
Shares Redeemed	(53,279)	(72,805)
Net increase in shares of beneficial interest outstanding	56,974	144,694

See accompanying notes to financial statements.

Spectrum Low Volatility Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015

Net asset value, beginning of year	$21.35	$22.58	$22.16	$19.88	$19.94

Activity from investment operations:
Net investment income (loss) (1)	0.02	0.02	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain on investments, swaps and futures contracts	1.04	0.21	2.35	2.62	0.47
Total from investment operations	1.06	0.23	2.31	2.56	0.41
Less distributions from:
Net investment income	(0.69)	(1.01)	(1.39)	(0.28)	(0.42)
Net realized gains	—	(0.45)	(0.50)	—	(0.05)
Total distributions	(0.69)	(1.46)	(1.89)	(0.28)	(0.47)

Net asset value, end of year	$21.72	$21.35	$22.58	$22.16	$19.88

Total return (2)	5.12%	1.06%	11.32%	13.04%	2.03%

Net assets, end of year (000s)	$82,195	$66,725	$65,313	$34,875	$21,546

Ratio of expenses to average net assets,
net of fee waivers (3)	2.53%	2.53%	2.54%	2.55%	2.43%
before fee waivers (3)	2.53%	2.53%	2.54%	2.57%	2.63%

Ratio of net investment income (loss) to average net assets (3,4)	0.08%	0.10%	(0.20)%	(0.24)%	(0.29)%

Portfolio Turnover Rate	675%	438%	319%	649%	526%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Advisors Preferred Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period Presented

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016	September 30, 2015 *

Net asset value, beginning of year/period	$23.83	$21.95	$19.46	$18.61	$20.00

Activity from investment operations:
Net investment income (loss) (1)	0.02	(0.15)	0.09	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments, swaps and future contracts	0.60	2.93	2.51	1.10	(1.34)
Total from investment operations	0.62	2.78	2.60	0.98	(1.39)
Less distributions from:
Net investment income	(0.18)	(0.29)	(0.11)	(0.13)	—
Net realized gains	(0.45)	(0.61)	—	—	—
Return of capital	(0.18)	—	—	—	—
Total distributions	(0.81)	(0.90)	(0.11)	(0.13)	—

Net asset value, end of year/period	$23.64	$23.83	$21.95	$19.46	$18.61

Total return (2)	2.89%	13.07%	13.39%	5.31%	(6.95	)% (3)

Net assets, end of year/period (000s)	$12,682	$11,427	$7,350	$4,321	$5,506

Ratio of expenses to average net assets (5)	1.83%	1.81%	1.86%	1.95%	1.88	% (4)

Ratio of net investment income (loss) to average net assets (5,6)	0.08%	(0.65)%	0.45%	(0.66)%	(0.68	)% (4)

Portfolio Turnover Rate	360%	269%	260%	228%	53	% (3)

*	The Fund commenced operations on June 1, 2015.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Assumes reinvestment of all dividends and distributions if any.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Spectrum Funds
Notes to Financial Statements
September 30, 2019

1.	ORGANIZATION

The Spectrum Low Volatility Fund (the “Low Volatility Fund”) and Spectrum Advisors Preferred Fund (the “Advisors Preferred Fund”) (collectively, the “Funds”) are each a diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Low Volatility Fund’s investment objective is total return with lower downside volatility and risk compared to major stock market indices while the Advisors Preferred Fund seeks long term capital appreciation. Each Fund currently offers one class of shares, Investor Class shares, which is offered at net asset value. The Low Volatility Fund also offers Advisor Class shares, but as of the date of this report none have been issued. The Low Volatility Fund commenced operations on December 16, 2013 and the Advisors Preferred Fund commenced operations on June 1, 2015. The Trust’s Agreement and Declaration of Trust permits the Trust’s Board of Trustees (“Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to each Fund is Advisors Preferred LLC (the “Adviser”). The investment sub-adviser to each Fund is Spectrum Financial, Inc. (the “Sub-Adviser”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the last bid and offer price on the day of valuation. Futures are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Adviser or Sub-Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their funds for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2019 for each Fund’s investments measured at fair value:

Spectrum Low Volatility Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$26,298,440	$—	$—	$26,298,440
Short-term Investments	40,304,554	—	—	40,304,554
Derivatives
Swaps	—	99,715	—	99,715
Total Assets	$66,602,994	$99,715	$—	$66,702,709
Liabilities*
Derivatives
Swaps	$—	$(75,421)	$—	$(75,421)
Total Liabilities	$—	$(75,421)	$—	$(75,421)

Spectrum Advisors Preferred Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$8,329,640	$—	$—	$8,329,640
Short-term Investments	3,519,724	—	—	3,519,724
Derivatives
Futures Contracts	40,180	—	—	40,180
Swaps	—	5,632	—	5,632
Total Assets	$11,889,544	$5,632	$—	$11,895,176
Liabilities*
Derivatives
Futures Contracts	$(53,600)	$—	$—	$(53,600)
Total Liabilities	$(53,600)	$—	$—	$(53,600)

*	Refer to the Portfolios of Investments for sector classifications.

The Funds did not hold any Level 3 securities during the current period.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are typically a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities that may be designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses which reduce their value.

Futures Contracts – The Funds are subject to interest rate risk, equity risk and forward currency exchange rate risk in the normal course of pursuing their respective investment objectives. The Funds have purchased or sold futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Funds’ basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Swap Contracts – Each Fund is subject to equity price, credit risk, and interest rate risk in the normal course of pursuing its investment objective. The Funds have entered into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would typically be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) typically earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Most equity swap agreements entered into by a Fund calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily (offset by any amounts owed to a Fund).

The Funds may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which a Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements in instances where the Adviser or Sub-Adviser believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Funds may enter into credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. Higher swap spreads generally imply a higher risk of default.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Portfolios of Investments and Statements of Assets and Liabilities of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed by the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral, if any, is insufficient. The Funds will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Adviser. The financial statements of these counterparties may be available by accessing the SEC’s website, at www.sec.gov.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements.

During the normal course of business, the Funds purchase and sell various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the financial statements.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Foreign withholding tax is recorded as incurred or known, in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2016 – 2018 or expected to be taken in the Funds’ 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and derivatives amounted to $187,312,142 and $196,757,518 for the Low Volatility Fund and $30,063,638 and $30,455,352 for the Advisors Preferred Fund.

4.	OFFSETTING OF FINANCIAL AND DERIVATIVE ASSETS AND LIABILITIES

The Funds’ policy is to recognize a gross asset or liability equal to the unrealized gain/(loss) for futures and gross asset or liability equal to unrealized gain/(loss) for swap contracts. During the year ended September 30, 2019, the Funds were subject to a master netting arrangement for the swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2019.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

Spectrum Low Volatility Fund

Assets:
				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts
		Offset in the	Net Amounts of
	Gross Amount	Statements of	Assets Presented in
	of Recognized	Assets &	the Statements of	Financial	Cash Collateral	Asset Net
Description	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Amount
Swaps Contracts - OTC	$99,715	$—	$99,715	$(75,421)	$—	$24,294
Total	$99,715	$—	$99,715	$(75,421)	$—	$24,294

Liabilities:
				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts
		Offset in the	Net Amounts of
	Gross Amount	Statements of	Liabilities Presented
	of Recognized	Assets &	in the Statements of	Financial	Cash Collateral	Liability Net
Description	Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Amount
Swaps Contracts - OTC	$(75,421)	$—	$(75,421)	$75,421	$—	$—
Total	$(75,421)	$—	$(75,421)	$75,421	$—	$—

Spectrum Advisors Preferred Fund

Assets:
				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts
		Offset in the	Net Amounts of
	Gross Amount	Statements of	Assets Presented in
	of Recognized	Assets &	the Statements of	Financial	Cash Collateral	Asset Net
Description	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Amount
Futures Contracts	$40,180	$—	$40,180	$(40,180)	$—	$—
Swaps Contracts - OTC	5,632	—	5,632	—	—	5,632
Total	$45,812	$—	$45,812	$(40,180)	$—	$5,632

Liabilities:
				Gross Amounts Not Offset in the
				Statements of Assets & Liabilities
		Gross Amounts
		Offset in the	Net Amounts of
	Gross Amount	Statements of	Liabilities Presented
	of Recognized	Assets &	in the Statements of	Financial	Cash Collateral	Liability Net
Description	Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Amount
Futures Contracts	$(53,600)	$—	$(53,600)	$40,180	$13,420	$—
Total	$(53,600)	$—	$(53,600)	$40,180	$13,420	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2019:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Total Return Swaps	Unrealized appreciation/depreciation on swaps
Futures Contracts (Advisors Preferred Fund)	Unrealized appreciation/depreciation on futures

The following table sets forth the fair value of the Funds’ derivative contracts as of September 30, 2019:

Spectrum Low Volatility Fund

Asset (Liability) Derivatives Investment Value
		Multiple Risks (Equity,	Total as of
Derivative Investment Type	Interest Rate Risk	Interest, and Currency)	September 30, 2019
Total Return Swaps	$—	$24,294	$24,294
Total	$—	$24,294	$24,294

Spectrum Advisors Preferred Fund

Asset (Liability) Derivatives Investment Value
	Multiple Risks (Equity,		Total as of
Derivative Investment Type	Interest, and Currency)	Equity Risk	September 30, 2019
Total Return Swaps	$5,632	$—	$5,632
Futures Contracts *	—	(13,420)	(13,420)
Total	$5,632	$(13,420)	$(7,788)

*	Represents cumulative depreciation on futures contracts as reported in the Portfolios of Investments.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2019:

Derivative Investment Type	Location of Gain/Loss on Derivative
Swaps/Futures	Net realized gain (loss) from Swaps
Net realized gain (loss) from Futures
Net change in unrealized appreciation (depreciation) on Swaps
Net change in unrealized appreciation (depreciation) on Futures

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

The following is a summary of the Funds’ realized gain/(loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2019:

Spectrum Low Volatility Fund

Realized gain/(loss) on derivatives recognized in the Statements of Operations
			Total for the
		Multiple Risks (Equity,	Year Ended
Derivative Investment Type	Interest Rate Risk	Interest, and Currency)	September 30, 2019
Swaps	$3,038,794	$(895,303)	$2,143,491
Futures	(36,397)	(45,047)	(81,444)
Total	$3,002,397	$(940,350)	$2,062,047

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
			Total for the
		Multiple Risks (Equity,	Year Ended
Derivative Investment Type	Interest Rate Risk	Interest, and Currency)	September 30, 2019
Swaps	$(14,630)	$(109,172)	$(123,802)
Total	$(14,630)	$(109,172)	$(123,802)

Spectrum Advisors Preferred Fund

Realized gain/(loss) on derivatives recognized in the Statements of Operations
			Total for the
			Year Ended
Derivative Investment Type	Interest Rate Risk	Equity Risk	September 30, 2019
Swaps	$24,120	$27,259	$51,379
Futures	31,438	(364,312)	(332,874)
Total	$55,558	$(337,053)	$(281,495)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
			Total for the
	Multiple Risks (Equity,		Year Ended
Derivative Investment Type	Interest, and Currency)	Equity Risk	September 30, 2019
Swaps	$(2,590)	$—	$(2,590)
Futures	—	(96,098)	(96,098)
Total	$(2,590)	$(96,098)	$(98,688)

The notional value of the derivative instruments outstanding as of September 30, 2019 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year or period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the Portfolios of Investments. The prices of derivative instruments, including swaps and futures prices, can be highly volatile. Price movements of derivative contracts in which the Funds’ assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. A Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the portfolio of investments.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

Counterparty Risk: The Funds invest in derivative instruments (the “Product”) issued for the Funds by Credit Suisse Securities (Europe) Limited, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Barclays Capital, Inc. (“Barclays”). If Credit Suisse or Barclays become insolvent, each may not be able to make any payments under the Product and a Fund may lose their capital invested in the Product. A decline in Credit Suisse’s or Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price a Fund may receive for the Product if sold it in the market.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Funds’ financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Funds may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Funds do not anticipate any material losses as a result of liquidity risk.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Advisors Preferred, LLC, serves as investment adviser to the Funds. The Adviser has engaged Spectrum Financial, Inc. to serve as the sub-adviser to the Funds. These expenses are the responsibility of the Adviser.

Pursuant to an advisory agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser computed and accrued daily and paid monthly at an annual rate of 2.15% for Spectrum Low Volatility Fund and 1.50% for the Spectrum Advisors Preferred Fund of the average daily net assets. The Adviser, not the Fund, pays the Sub-Adviser. Pursuant to the advisory agreement, the Advisor earned $1,583,188 and $176,215 for Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund, respectively, in advisory fees for the year ended September 30, 2019.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Under the terms of the Funds’ agreement with GFS, GFS pays for certain operating expenses of the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Blu Giant, LLC (“Blu Giant”) Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. These expenses are the responsibility of GFS.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Funds pay Ceros Financial Services (the “Distributor”) to provide compensation for ongoing servicing related activities or services and/or maintenance of the Investor Class accounts, not otherwise required to be provided by the Adviser. For the year ended September 30, 2019, the Funds paid $22,091 and $3,521 for Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund, respectively, which was paid out to brokers and dealers.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

During the year ended September 30, 2019, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Adviser, executed trades on behalf of the Funds. Spectrum Low Volatility Fund and Spectrum Advisor Preferred Fund paid trade commissions of $38,912 and $7,636 to Ceros, respectively. Any 12b-1 fees received by Ceros related to a Fund’s investment in another Fund are returned to the respective Fund.

Each Trustee who is not an “interested person” of the Trust or Adviser is compensated at a rate of $30,000 per year as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Adviser and its affiliates. Trustee fees are not borne by the Funds, but by the Adviser.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at September 30, 2019, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Spectrum Low Volatility Fund	$66,641,526	$8,640	$(47,172)	$(38,532)
Spectrum Advisors Preferred Fund	10,377,790	1,474,405	(2,831)	1,471,574

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2019 and September 30, 2018 were as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
9/30/2019	Income	Capital Gains	Capital	Total
Spectrum Low Volatility Fund	$2,246,066	$—	$—	$2,246,066
Spectrum Advisors Preferred Fund	15,961	285,824	92,632	394,417

For fiscal year ended	Ordinary	Long-Term	Return of
9/30/2018	Income	Capital Gains	Capital	Total
Spectrum Low Volatility Fund	$4,401,333	$39,321	$—	$4,440,654
Spectrum Advisors Preferred Fund	132,247	174,258	—	306,505

As of September 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Spectrum Low Volatility Fund	$1,477,539	$880,993	$—	$—	$—	$(38,532)	$2,320,000
Spectrum Advisors Preferred Fund	—	—	—	(274,548)	—	1,471,574	1,197,026

The difference between book and tax basis accumulated earnings is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open swap contracts and open futures contracts.

Spectrum Funds
Notes to Financial Statements (Continued)
September 30, 2019

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Non-Expiring	Non-Expiring		CLCF
	Short-Term	Long-Term	Total	Utilized
Spectrum Low Volatility Fund	$—	$—	$—	$832,644
Spectrum Advisors Preferred Fund	79,559	194,989	274,548	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Spectrum Low Volatility Fund	$—	$—
Spectrum Advisors Preferred Fund	(6,810)	6,810

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of September 30, 2019, National Financial Services LLC held approximately 91% of the Spectrum Low Volatility Fund and 93% of the Spectrum Advisors Preferred Fund.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Funds have adopted this amendment early.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund
and Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Spectrum Low Volatility Fund and Spectrum Advisors Preferred Fund (the “Funds”), each a series of Advisors Preferred Trust, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illiniois

November 26, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Spectrum Funds
Expense Example (Unaudited)
September 30, 2019

As a shareholder of Spectrum Funds, you incur ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	4/1/2019	9/30/2019	4/1/2019-9/30/2019
Spectrum Low Volatility Fund	2.53%	$1,000.00	$1,017.50	$12.80
Spectrum Advisors Preferred Fund	1.83%	$1,000.00	$1,046.90	$9.39

	Annualized	Beginning	Ending	Expenses Paid During
Hypothetical	Expense	Account	Account	Period *
(5% return before expenses)	Ratio	4/1/2019	9/30/2019	4/1/2019-9/30/2019
Spectrum Low Volatility Fund	2.53%	$1,000.00	$1,012.38	$12.76
Spectrum Advisors Preferred Fund	1.83%	$1,000.00	$1,015.89	$9.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the numbers of days in the fiscal year (365).

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Approval of Advisory and Sub-Advisory Agreement – Spectrum Low Volatility Fund & Spectrum Advisors Preferred Fund

At a meeting held on November 13, 2018 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund (each a “Fund” and together the “Funds”) and the approval of each sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Spectrum Financial, Inc. (the “Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreements, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) each Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of each Fund as compared to their respective benchmarks and Morningstar categories.

The Board then considered the annual approval of the renewal of the Advisory Agreement with respect to the Spectrum Funds and the Sub-Advisory Agreement between the Adviser and Spectrum Financial (referred to in this section only as the “Sub-Adviser”) for each of the Spectrum Funds. Mr. Bridgeport noted that the Board’s deliberations would be presented contemporaneously given the overlapping considerations, parallel issues and conclusions drawn by the Board. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to each of the Spectrum Funds, respectively.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and Spectrum Financial’s Forms ADV, a description of the manner in which investment decisions are made for the Spectrum Funds by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser, a review of the experience of professional personnel performing services for each of the Funds, including the teams of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b)) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Board considered that the Adviser delegates day-to-day investment decisions of the Spectrum Funds to the Sub-Adviser and that the Adviser generally provides management and operational oversight of the Sub-Adviser. The Board considered the services provided by the Adviser to the Funds, noting that the Adviser monitors and evaluates the performance of the Spectrum Funds on a continuous basis, executes trades for each of the Funds and provides various compliance and administrative functions to the Spectrum Funds. The Board considered the scope of each of these services provided by the Adviser to the Spectrum Funds, including the practices described by the Adviser for regular monitoring and review of the Sub-Adviser’s activities, and concluded that such practices were adequate. The Board then concluded that the Adviser had sufficient quality and depth of personnel,

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds were satisfactory and reliable.

With respect to the Sub-Adviser, the Board noted that the Sub-Adviser is primarily responsible for the portfolio management of the Spectrum Funds, and considered the Sub-Adviser’s services in that regard. The Board considered that the Sub-Adviser creates and provides a portfolio management program, performs research and development of advanced technical strategies applied to the Funds, and performs analysis of the effectiveness of those strategies employed for each of the Funds. The Board considered the experience of the Sub-Adviser’s portfolio management and research staff and the quality and sophistication of the portfolio management services provided to the Funds, noting the differing strategies offered for each of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund, and found them to be appropriate. The Board also considered the Sub-Adviser’s operation of its compliance program, and found that there have been no material compliance matters during the prior year. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of the management services provided by Sub-Adviser to the Spectrum Funds was satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and therefore is not responsible for the performance of the Funds’ portfolios. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Funds’ investment objectives and appears to be carrying out its functions appropriately.

Spectrum Low Volatility Fund

The Board considered the Fund’s performance as compared to various benchmark indices and the Fund’s Morningstar category, Non-Traditional Bond. The Board reviewed one-year and three-year period and since inception (December 16, 2013) periods through September 30, 2018, and noted the Fund underperformed its primary benchmark, the S&P/LSTA Leveraged Loan Index, for the one-year period while outperforming the benchmark for the three-year and since inception periods. With regards to the Fund’s Morningstar Non-Traditional Bond category, for the one-year period the Fund underperformed, while it outperformed the category during the three year period. The Trustees recognized that this Fund seeks risk adjusted returns and noted that the Sub-Adviser is aware of the recent lower returns, and is reviewing their strategy to see if refinements can be made to allow the Fund to better participate in sectors with potential gains. The Board also considered the Spectrum Low Volatility Fund’s returns as compared to the S&P 500 Total Return Index, and found that while the Fund underperformed the Index, the Fund’s returns were positive and the Fund’s returns are not expected to necessarily be highly correlated to the returns of an equity index. Specifically, the Board noted that with respect to major stock market indices, such as the S&P 500 Total Return Index, that the Fund’s investment objective is total return with lower downside volatility and risk compared to major stock market indices.

Spectrum Advisors Preferred Fund

The Board considered the Fund’s performance as compared to its benchmark index, S&P 500 Total Return; and the Fund’s Morningstar Category, Multi-Alternative. The Board considered that for the one-year and three-year periods through September 30, 2018, the Fund underperformed its primary benchmark for both time periods. The Board considered that the Fund outperformed the Morningstar Multi-Alternative category, for the one-year period and three-year periods. The Board then concluded that the performance and strategy implementation by the Sub-Advisor was satisfactory, noting that the Fund is not

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

necessarily expected to track the S&P 500 Total Return Index, and that the Sub-Adviser was expected to continue to obtain an acceptable level of investment returns for shareholders.

Fees and Expenses. The Board reviewed comprehensive comparison reports of each Fund’s expense ratio as detailed below:

Spectrum Low Volatility Fund

With respect to the costs of the services rendered by each of the Adviser and Sub-Adviser to the Fund, the Trustees first considered the level of overall advisory fees, noting that the Fund’s advisory fee is 2.15% from which the Sub-Advisor receives 1.80%. The Board considered the Fund’s management fee as compared to that of funds included in a universe composed of the Morningstar Multi-Alternative, Non-Traditional Bond, and Long/Short Equity/Credit categories and noted the advisory fee was within a range of reasonable fees when the categories are viewed as a group. The Board considered Spectrum Financial’s tactical and extremely complex investment approach as a factor in considering the higher rate for its sub-advisory services as compared to other mutual funds and concluded that the advisory fee was reasonable for this niche Fund. The Board also noted that the Fund’s total expense ratio (Investor Class shares) of 3.10% was reasonable as it was within a range of reasonable fees when the above Morningstar categories are viewed as a group. The Board also considered the allocation of the advisory fee between the Adviser and Sub-Adviser and concluded that the allocation of the advisory fee was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively. The Board also took into account that fees charged by the Sub-Adviser for its investment management of separately managed accounts utilizing a substantially similar strategy as that of the Spectrum Low Volatility Fund were higher than the fee imposed on the Fund.

Spectrum Advisors Preferred Fund

The Trustees compared the Fund’s overall advisory fee of 1.50%, from which 1.15% is paid to the Sub-Adviser, to that of similarly sized funds within the Morningstar Multi-Alternative Category, and found that while the Fund’s advisory fee was higher than average of the category, it was not the highest and was within a range of reasonable fees in relation to the range of fees charged by other funds. The Trustees further considered the allocation of the advisory fee as between the Adviser and Sub-Adviser and determined it was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively. In addition, the Board reviewed the level of overall fees to the Spectrum Advisors Preferred Fund, and found the Fund’s total expenses ratio (Investor Class shares) of 2.63% was within the range of the Multi-Alternative category. The Trustees concluded that overall fees for the Fund were reasonable.

Profitability. The Board considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether such profits are reasonable in light of the services provided to each Fund as detailed below:

Spectrum Low Volatility Fund

The Board reviewed profitability analyses prepared by each of the Adviser and Sub-Adviser for the 12-month period ended September 30, 2018. The Trustees considered that based on current asset levels, the Adviser’s relationship with the Fund is only slightly profitable at a 2% gross margin and the Sub-Adviser’s profits from its relationship with the Fund were not unreasonable at 39% gross margin.

Spectrum Advisors Preferred Fund

The Board reviewed profitability analyses prepared by each of the Adviser and Sub- Adviser for the year ended September 30, 2018. The Trustees considered that based on current assets levels and stage

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

of growth, the Adviser’s relationship with the Fund was only slightly profitable and Sub-Adviser’s relationship with the Fund was not profitable.

The Board also took into account financial information provided by each of the Adviser and Sub-Adviser and did not consider the financial condition of either the Adviser or Sub-Adviser to be a concern at this time, based, in part, on the Adviser’s representation that it had access to additional capital should the need arise.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Spectrum Funds. The Board reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Sub-Adviser and also took into consideration the Sub-Adviser’s expected capacity to grow the Spectrum Funds and concluded that at current asset levels economies of scale were not achievable for the Spectrum Advisors Preferred Fund. The Board noted that for the Spectrum Low Volatility Fund, economies of scale might be achieved at $200 million, and will be revisited as the Funds grows.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively, with respect to each of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund; and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement for each Fund for an additional one-year period was in the best interests of the Spectrum Funds and their current and future shareholders.

Approval of New Advisory and New Sub-Advisory Agreement – Spectrum Low Volatility Fund & Spectrum Advisors Preferred Fund

At an in person meeting held on March 28, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the new investment advisory agreement (the “New Advisory Agreement’) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund (each a “Fund” and together the “Funds”) and the approval of each new sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and Spectrum Financial, Inc. (the “Sub-Adviser”) in anticipation of a change in control of the Adviser.

In connection with the Board’s consideration of the New Advisory Agreement and New Sub-Advisory Agreements, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) each Fund’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of each Fund as compared to their respective benchmarks and Morningstar categories. The Trustees also re-considered their recent deliberations made on November 13, 2018, when they renewed the current advisory agreement and current sub-advisory agreement as well as deliberated upon updated and supplemental information. The Board’s deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and Spectrum Financial’s Forms ADV, a description of the manner in which investment decisions are made for the Spectrum Funds by Spectrum Financial, a description of the services provided by the Adviser and those services provided by Spectrum Financial, a review of the experience of professional personnel performing services for each of the Funds, including the teams of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Spectrum Financial certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b)) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Board considered that the Adviser delegates day-to-day investment decisions of the Spectrum Funds to Spectrum Financial and that the Adviser generally provides management and operational oversight of the Sub-Adviser. The Board considered the services provided by the Adviser to the Funds, noting that the Adviser monitors and evaluates the performance of the Spectrum Funds on a continuous basis, executes trades for each of the Funds and provides various compliance and administrative functions to the Spectrum Funds. The Board considered the scope of each of these services provided by the Adviser to the Spectrum Funds, including the practices described by the Adviser for regular monitoring and review of the Sub-Adviser’s activities, and concluded that such practices were adequate. The Board then concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds were satisfactory and reliable.

With respect to the Sub-Adviser, the Board noted that Spectrum Financial is primarily responsible for the portfolio management of the Spectrum Funds, and considered Spectrum Financial’s services in that regard. The Board considered that Spectrum Financial creates and provides a portfolio management program, performs research and development of advanced technical strategies applied to the Funds, and performs analysis of the effectiveness of those strategies employed for each of the Funds. The Board considered the experience of Spectrum Financial’s portfolio management and research staff and the quality and sophistication of the portfolio management services provided to the Funds, noting the differing strategies offered for each of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund, and found them to be appropriate. The Board also considered Spectrum Financial’s operation of its compliance program, and found that there have been no material compliance matters during the prior year. The Board concluded that Spectrum Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Spectrum Funds was satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to Spectrum Financial and therefore was not responsible for the performance of the Funds’ portfolios. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring Spectrum Financial’s adherence to each Fund’s investment objective and appears to be carrying out its functions appropriately.

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Spectrum Low-Volatility Fund

The Board considered the Fund’s performance as compared to various benchmark indices and the Fund’s Morningstar category, Non-Traditional Bond. The Board reviewed one-year, three-year, five-year and since inception (December 16, 2013) periods through December 31, 2018, and noted the Fund outperformed its primary benchmark, the S&P/LSTA Leveraged Loan Index, for all periods. With regards to the Fund’s Morningstar Non-Traditional Bond category, for the one-year, three-year and five-year periods, the Fund outperformed the category. The Board also considered the Fund’s returns as compared to the S&P 500 Total Return Index, and found that while the Fund outperformed for the one-year period, it lagged for all other periods. The Board observed that the Fund’s returns were positive for all periods and the Fund’s returns were not expected to be highly correlated to the returns of an equity index. Specifically, the Board noted that with respect to major stock market indices, such as the S&P 500 Total Return Index, the Fund’s investment objective was total return with lower downside volatility and risk compared to major stock market indices. The Board concluded that performance was satisfactory.

Spectrum Advisors Preferred Fund

The Board reviewed the Fund’s performance as compared to its benchmark index, S&P 500 Total Return Index and the Fund’s Morningstar Category, Multi-Alternative. The Board considered that for the one-year, three-year, and since-inception periods through December 31, 2018, the Fund underperformed its primary benchmark. The Board observed that the Fund was not expected to track the S&P 500 Total Return Index, in part because its investment objective had a long term element, the Fund did not employ an index-tracking strategy, and the principal strategy included non-equity instruments. The Board considered that the Fund only slightly lagged the Morningstar Multi-Alternative category for the one-year period, and significantly outperformed over the three-year period. The Board concluded that the performance and strategy implementation by Spectrum Financial was satisfactory, and that Spectrum Financial was expected to continue to obtain an acceptable level of investment returns for shareholders over the long term.

Fees and Expenses. The Board reviewed comprehensive comparison reports of each Fund’s expense ratio as detailed below:

Spectrum Low-Volatility Fund

With respect to the costs of the services rendered by each of the Adviser and Sub-Adviser to the Fund, the Trustees first considered the level of overall advisory fees, noting that the Fund’s annual advisory fee was 2.15%, from which the sub-advisor received 1.80%. The Board considered the Fund’s management fee as compared to that of funds included in a universe composed of the Morningstar Multi-Alternative, Non-Traditional Bond, and Long/Short Equity/Credit categories and noted the advisory fee was within a range of peer fund fees when the categories are viewed as a group. The Board considered Spectrum Financial’s tactical and complex investment approach as a factor in considering the higher rate for its sub-advisory services as compared to other mutual funds and concluded that the advisory fee was not unreasonable for this niche Fund. The Board also noted that the Fund’s total expense ratio (Investor Class shares) of 3.10% was reasonable as it was within the range of peer fund fees when the above Morningstar categories were viewed as a group. The Board also considered the allocation of the advisory fee between the Adviser and Sub-Adviser and concluded that the allocation of the advisory fee was reasonable in

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

relation to the services rendered by the Adviser and Sub-Adviser, respectively. The Board also took into account that fees charged by Spectrum Financial for its investment management of separately managed accounts utilizing a substantially similar strategy as that of the Spectrum Low Volatility Fund were higher than the fee imposed on the Fund.

Spectrum Advisors Preferred Fund

The Board compared the Fund’s overall advisory fee of 1.50%, from which 1.15% was paid to Spectrum Financial, to that of similarly sized funds within the Morningstar Multi-Alternative Category, and found that while the Fund’s advisory fee was higher than average of the category, it was not the highest and was within a range of fees charged by comparable funds. The Trustees further considered the allocation of the advisory fee as between the Adviser and Sub-Adviser and determined it was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively. In addition, the Board reviewed the level of overall fees paid by the Fund, and found the Fund’s total expenses ratio (Investor Class shares) of 2.63% was within the range of the Multi-Alternative category. The Trustees concluded that advisory fees for the Fund were not unreasonable.

Profitability. The Board considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether such profits were reasonable in light of the services provided to each Fund as detailed below. The Board reviewed profitability analyses prepared by each of the Adviser and Sub-Adviser for the 12-month period ended September 30, 2018. The Board also received representations that profitability had not materially changed since September 30, 2018. The Trustees discussed the commissions earned on Fund portfolio transaction by the Adviser’s affiliate. The Board concluded that neither the Adviser nor Spectrum Financial had realized meaningful profits from its service to either Fund and therefore excessive profits were not a concern at this time.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser had or would realize economies of scale with respect to their management of the Spectrum Funds. The Board reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Sub-Adviser and also took into consideration the expected growth of the Spectrum Funds and concluded that at current asset levels economies of scale were not achievable for the Spectrum Advisors Preferred Fund. The Board noted that, for the Spectrum Low Volatility Fund, economies of scale might be achieved at $200 million, and would be revisited as the Fund grows.

Conclusion. Having requested and received such information from each of the Adviser and Spectrum Financial as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, respectively, with respect to each of the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement for each Fund was in the best interests of the Spectrum Funds and their current and future shareholders. Furthermore, the Board concluded the Transaction would not result in an unfair burden to either Fund’s shareholders.

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

SHAREHOLDER MEETING PROXY VOTE RESULTS

At a Special Meeting of Shareholders of the Funds, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on June 28, 2019, the respective shareholders of record of each Fund as of the close of business on April 15, 2019, voted to approve the following proposals:

Proposal 1: To approve a new advisory agreement between Advisors Preferred, LLC and the Trust with respect to the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund.

Proposal 2: To approve a new sub-advisory agreement between Advisors Preferred, LLC and Spectrum Financial, Inc. with respect to the Spectrum Low Volatility Fund and the Spectrum Advisors Preferred Fund.

	For	Against	Abstain
Fund Name	Proposal 1	Proposal 1	Proposal 1
Spectrum Advisors Preferred Fund	412,409	0	4,570
Spectrum Low Volatility Fund	1,924,131	342,291	76,674

	For	Against	Abstain
Fund Name	Proposal 2	Proposal 2	Proposal 2
Spectrum Advisors Preferred Fund	412,409	0	4,570
Spectrum Low Volatility Fund	2,266,422	0	76,674

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (since 2003); Partner, GR Group (business consulting firm (since 2012)	15	Northern Lights Fund Trust IV (since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	15	Centerstone Investors Trust (since 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015); Head of Intermediary Sales, Baron Capital Inc., (February 2010 to December 2014)	15	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

AP 9/30/19 v1

Spectrum Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2019

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] And Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; since November 2012	President, Advisors Preferred, LLC (since June 2011; President and CEO, Ceros Financial Services, Inc., (since August 2009); President, Atcap Partners, LLC (since July 2011)	15	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Director of Sales and Marketing, Ceros Financial Services, Inc., (since January 2011)	15	None
Christine Casares Born: 1975	Treasurer	Indefinite; Since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
R. Michael Fox Born 1950	Chief Compliance Officer	Indefinite; since December 2016	CCO and CFO of Advisors Preferred, LLC (since January 2013); CCO & CFO Atcap Partners, LLC (since April 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November–December 2016); and CCO and CFO Grail Securities, LLC (August 2016–February 2017)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; since November 2012	Senior Vice President, Legal Administration, Ultimus Fund Solutions, LLC (February 2017-January 2019); Vice President and Counsel (April 2016–2017): and AVP and Staff Attorney (September 2012 – March 2016)	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

[2]	The “Fund Complex” consists of the series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-866-862-9686.

AP 9/30/19 v1

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund use to determine how to vote proxies will be available without charge, upon request, by calling 1-866-862-9686 or by referring to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-866-862-9686.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, Maryland 20850

INVESTMENT SUB-ADVISOR
Spectrum Financial, Inc.
272 Bendix Road, Suite 600
Virginia Beach, VA 23452

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal Principal Executive Officer, principal Principal Financial Officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $29,400

2018 - $29,400

(b)	Audit-Related Fees

2019 - $0

2018 - $0

(c)	Tax Fees

2019 - $6,300

2018 - $6,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $6,300

2018 - $6,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal Principal Executive Officer and principal Principal Financial Officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal Principal Executive Officer and principal Principal Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayer-Rigsby

Catherine Ayer-Rigsby, Principal Executive Officer

Date 12/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Catherine Ayer-Rigsby

Catherine Ayers-Rigsby, Principal Executive Officer

Date 12/9/19

By (Signature and Title)

/s/Christine Casares

Christine Casares, Principal Financial Officer

Date 12/9/19